Exhibit 99.2

Brighthouse Financial, Inc.
Financial Supplement
Second Quarter 2025

Table of Contents	Financial Results
	1	Key Metrics
	2	GAAP Statements of Operations
	3	GAAP Balance Sheets

Earnings and Select Metrics from Segments
	5	Statements of Adjusted Earnings by Segment
	7	Annuities — Statements of Adjusted Earnings
	8	Annuities — Select Operating Metrics
	10	Life — Statements of Adjusted Earnings
	11	Life — Select Operating Metrics
	13	Run-off — Statements of Adjusted Earnings
	14	Run-off — Select Operating Metrics
	15	Corporate & Other — Statements of Adjusted Earnings and Select Operating Metrics

Other Information
	17	Change in Market Risk Benefits and Net Derivative Gains (Losses)
	18	Notable Items
	19	Variable Annuity Separate Account Returns and Allocations
	20	Summary of Investments
	21	Statutory Statement of Operations Information
	22	Statutory Balance Sheet and Surplus Information

Appendix
	A-1	Note Regarding Forward-Looking Statements
	A-2	Non-GAAP and Other Financial Disclosures
	A-6	Acronyms
A-7
Reconciliation of Net Income (Loss) Available to Shareholders to Adjusted Earnings (Loss) and Adjusted Earnings, Less Notable Items, and Reconciliation of Net Income (Loss) Available to Shareholders per Common Share to Adjusted Earnings (Loss) per Common Share and Adjusted Earnings, Less Notable Items per Common Share

	A-8	Reconciliation of Return on Common Equity to Adjusted Return on Common Equity, Excluding AOCI
	A-9	Reconciliation of Total Revenues to Adjusted Revenues and Reconciliation of Total Expenses to Adjusted Expenses
	A-10	Investment Reconciliation Details

Note: See the Appendix for non-GAAP financial information, definitions and reconciliations. Financial information, unless otherwise noted, is rounded to millions. Some financial information, therefore, may not sum to the corresponding total.

As used in this financial supplement, “Brighthouse Financial,” “Brighthouse,” the “Company,” “we,” “our” and “us” refer to Brighthouse Financial, Inc.

Financial Results

Financial Supplement	1

Key Metrics (Unaudited, dollars in millions except per share amounts)

	As of or For the Three Months Ended
Financial Results and Metrics (1)	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
Net income (loss) available to shareholders	$60	$(294)	$646	$150	$9
Adjusted earnings (2)	$198	$235	$304	$767	$346
Adjusted earnings, less notable items (2)	$198	$245	$352	$243	$346
Total corporate expenses (3)	$202	$239	$210	$203	$200
Combined total adjusted capital (4), (5)	$5,600	$5,549	$5,373	$5,699	$5,397
Combined risk-based capital ratio (4), (5), (6)	405%-425%	420%-440%	402%	400%-420%	380%-400%

Stockholders' Equity
Brighthouse Financial, Inc.’s stockholders’ equity	$5,673	$5,239	$4,959	$5,525	$4,141
Less: Preferred stock, net	1,699	1,699	1,699	1,699	1,699
Brighthouse Financial, Inc.’s common stockholders’ equity, including AOCI	$3,974	$3,540	$3,260	$3,826	$2,442
Less: AOCI	(4,257)	(4,670)	(5,278)	(4,127)	(5,419)
Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI	$8,231	$8,210	$8,538	$7,953	$7,861

Return on Common Equity (1)
Return on common equity	16.5%	16.4%	9.4%	(45.3)%	(36.3)%
Return on common equity, excluding AOCI	6.9%	6.3%	3.5%	(15.6)%	(11.7)%
Adjusted return on common equity, excluding AOCI	18.4%	20.4%	16.2%	14.3%	8.8%

Earnings Per Common Share, Diluted (1), (7)
Net income (loss) available to shareholders per common share	$1.02	$(5.04)	$10.79	$2.47	$0.12
Adjusted earnings per common share	$3.43	$4.01	$5.07	$12.58	$5.57
Adjusted earnings, less notable items per common share	$3.43	$4.17	$5.88	$3.99	$5.57
Weighted average common shares outstanding	57,734,170	58,697,818	59,823,854	60,949,819	62,255,330

Book Value Per Common Share
Book value per common share (1)	$69.57	$61.17	$55.60	$63.94	$39.87
Book value per common share, excluding AOCI (1)	$144.09	$141.87	$145.63	$132.91	$128.36
Ending common shares outstanding	57,122,494	57,868,389	58,629,049	59,838,034	61,243,957

(1) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.
(2) See additional information regarding notable items on page 18.
(3) Includes functional department expenses, public company expenses, certain investment expenses, retirement funding and incentive compensation.
(4) Reflects preliminary statutory results as of or for the three months ended June 30, 2025. See additional information on page 22.
(5) Statutory results as of or for the three months ended December 31, 2024 include a $100 million capital contribution to Brighthouse Life Insurance Company made subsequent to December 31, 2024. See additional information on page 22.

(6) The RBC ratio is reported as a preliminary range for all periods, except those ended December 31.
(7) For loss periods, dilutive shares were not included in the calculation of net income (loss) available to shareholders per common share or adjusted earnings (loss) per common share as inclusion of such shares would have an anti-dilutive effect.

Financial Supplement	2

GAAP Statements of Operations (Unaudited, in millions)

	For the Three Months Ended					For the Six Months Ended
Revenues	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	June 30, 2025	June 30, 2024
Premiums	$166	$186	$207	$180	$181	$352	$383
Universal life and investment-type product policy fees	553	543	540	560	580	1,096	1,016
Net investment income	1,285	1,297	1,373	1,288	1,307	2,582	2,561
Other revenues	143	136	150	143	141	279	286
Revenues before NIGL and NDGL	2,147	2,162	2,270	2,171	2,209	4,309	4,246
Net investment gains (losses)	(39)	(83)	(73)	(60)	(120)	(122)	(162)
Net derivative gains (losses)	(1,237)	311	(992)	(93)	(662)	(926)	(2,583)
Total revenues	$871	$2,390	$1,205	$2,018	$1,427	$3,261	$1,501

Expenses
Policyholder benefits and claims	$711	$649	$662	$22	$642	$1,360	$1,610
Interest credited to policyholder account balances	537	561	569	556	509	1,098	1,011
Amortization of DAC and VOBA	149	148	148	150	150	297	301
Change in market risk benefits	(1,101)	893	(1,487)	610	(356)	(208)	(1,796)
Interest expense on debt	38	38	38	38	38	76	76
Other expenses	444	455	441	454	430	899	899
Total expenses	778	2,744	371	1,830	1,413	3,522	2,101
Income (loss) before provision for income tax	93	(354)	834	188	14	(261)	(600)
Provision for income tax expense (benefit)	8	(88)	162	10	(20)	(80)	(143)
Net income (loss)	85	(266)	672	178	34	(181)	(457)
Less: Net income (loss) attributable to noncontrolling interests	—	2	1	2	—	2	2
Net income (loss) attributable to Brighthouse Financial, Inc.	85	(268)	671	176	34	(183)	(459)
Less: Preferred stock dividends	25	26	25	26	25	51	51
Net income (loss) available to Brighthouse Financial, Inc.’s common shareholders	$60	$(294)	$646	$150	$9	$(234)	$(510)

Financial Supplement	3

GAAP Balance Sheets (Unaudited, in millions)

	As of
ASSETS	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
Investments:
Fixed maturity securities available-for-sale	$80,835	$80,640	$80,055	$83,298	$80,581
Trading securities	520	365	—	—	—
Equity securities	74	73	77	87	85
Mortgage loans	22,993	23,051	23,286	22,938	22,641
Policy loans	1,425	1,436	2,024	1,387	1,470
Limited partnerships and limited liability companies	4,798	4,839	4,827	4,870	4,938
Short-term investments	1,170	1,569	1,868	1,812	1,390
Other invested assets	8,932	5,284	5,250	4,462	4,194
Total investments	120,747	117,257	117,387	118,854	115,299
Cash and cash equivalents	5,540	4,667	5,045	5,630	4,441
Accrued investment income	1,235	1,267	1,277	2,083	1,169
Reinsurance recoverables	20,701	20,454	20,515	20,085	19,369
Premiums and other receivables	557	734	611	607	674
DAC and VOBA	4,636	4,672	4,710	4,745	4,791
Current income tax recoverable	17	20	19	28	28
Deferred income tax asset	1,695	1,808	1,875	1,737	2,087
Market risk benefit assets	1,084	914	1,092	750	916
Other assets	348	364	370	324	404
Separate account assets	86,085	82,524	85,636	90,313	88,260
Total assets	$242,645	$234,681	$238,537	$245,156	$237,438
LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$31,974	$31,834	$31,475	$32,781	$31,886
Policyholder account balances	88,046	85,618	87,989	87,678	85,865
Market risk benefit liabilities	8,051	9,165	8,329	9,580	8,708
Other policy-related balances	3,977	3,866	3,878	3,853	3,796
Payables for collateral under securities loaned and other transactions	3,994	3,904	3,891	3,764	3,906
Long-term debt	3,155	3,155	3,155	3,155	3,155
Other liabilities	11,625	9,311	9,160	8,442	7,656
Separate account liabilities	86,085	82,524	85,636	90,313	88,260
Total liabilities	236,907	229,377	233,513	239,566	233,232
Equity
Preferred stock, at par value	—	—	—	—	—
Common stock, at par value	1	1	1	1	1
Additional paid-in capital	13,918	13,939	13,927	13,953	13,972
Retained earnings (deficit)	(1,302)	(1,387)	(1,119)	(1,790)	(1,966)
Treasury stock	(2,687)	(2,644)	(2,572)	(2,512)	(2,447)
Accumulated other comprehensive income (loss)	(4,257)	(4,670)	(5,278)	(4,127)	(5,419)
Total Brighthouse Financial, Inc.’s stockholders’ equity	5,673	5,239	4,959	5,525	4,141
Noncontrolling interests	65	65	65	65	65
Total equity	5,738	5,304	5,024	5,590	4,206
Total liabilities and equity	$242,645	$234,681	$238,537	$245,156	$237,438

Earnings and
Select Metrics from
Segments

Financial Supplement	5

Statements of Adjusted Earnings by Segment (Unaudited, in millions)

	For the Three Months Ended June 30, 2025
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$60	$104	$2	$—	$166
Universal life and investment-type product policy fees	385	78	90	—	553
Net investment income	757	97	283	155	1,292
Other revenues	129	4	7	3	143
Total adjusted revenues	$1,331	$283	$382	$158	$2,154

Adjusted expenses
Policyholder benefits and claims	$98	$213	$400	$—	$711
Interest credited to policyholder account balances	354	28	58	103	543
Amortization of DAC and VOBA	127	22	—	—	149
Interest expense on debt	—	—	—	38	38
Other operating costs	342	53	29	20	444
Total adjusted expenses	921	316	487	161	1,885
Adjusted earnings (loss) before provision for income tax	410	(33)	(105)	(3)	269
Provision for income tax expense (benefit)	78	(7)	(22)	(3)	46
Adjusted earnings (loss) after provision for income tax	332	(26)	(83)	—	223
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	—	—
Less: Preferred stock dividends	—	—	—	25	25
Adjusted earnings (loss)	$332	$(26)	$(83)	$(25)	$198

	For the Three Months Ended June 30, 2024
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$63	$118	$—	$—	$181
Universal life and investment-type product policy fees	419	55	106	—	580
Net investment income	702	121	315	178	1,316
Other revenues	130	3	8	—	141
Total adjusted revenues	$1,314	$297	$429	$178	$2,218

Adjusted expenses
Policyholder benefits and claims	$109	$155	$378	$—	$642
Interest credited to policyholder account balances	328	25	53	109	515
Amortization of DAC and VOBA	126	24	—	—	150
Interest expense on debt	—	—	—	38	38
Other operating costs	341	41	35	13	430
Total adjusted expenses	904	245	466	160	1,775
Adjusted earnings (loss) before provision for income tax	410	52	(37)	18	443
Provision for income tax expense (benefit)	78	10	(7)	(9)	72
Adjusted earnings (loss) after provision for income tax	332	42	(30)	27	371
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	—	—
Less: Preferred stock dividends	—	—	—	25	25
Adjusted earnings (loss)	$332	$42	$(30)	$2	$346

Financial Supplement	6

Statements of Adjusted Earnings by Segment (Unaudited, in millions)

	For the Six Months Ended June 30, 2025
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$125	$225	$2	$—	$352
Universal life and investment-type product policy fees	781	137	178	—	1,096
Net investment income	1,510	204	555	314	2,583
Other revenues	259	8	14	(2)	279
Total adjusted revenues	$2,675	$574	$749	$312	$4,310

Adjusted expenses
Policyholder benefits and claims	$208	$400	$752	$—	$1,360
Interest credited to policyholder account balances	712	55	118	209	1,094
Amortization of DAC and VOBA	253	44	—	—	297
Interest expense on debt	—	—	—	76	76
Other operating costs	705	98	65	31	899
Total adjusted expenses	1,878	597	935	316	3,726
Adjusted earnings (loss) before provision for income tax	797	(23)	(186)	(4)	584
Provision for income tax expense (benefit)	151	(6)	(39)	(8)	98
Adjusted earnings (loss) after provision for income tax	646	(17)	(147)	4	486
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	2	2
Less: Preferred stock dividends	—	—	—	51	51
Adjusted earnings (loss)	$646	$(17)	$(147)	$(49)	$433

	For the Six Months Ended June 30, 2024
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$146	$237	$—	$—	$383
Universal life and investment-type product policy fees	835	42	139	—	1,016
Net investment income	1,378	228	631	346	2,583
Other revenues	259	7	15	5	286
Total adjusted revenues	$2,618	$514	$785	$351	$4,268

Adjusted expenses
Policyholder benefits and claims	$254	$305	$1,051	$—	$1,610
Interest credited to policyholder account balances	631	50	122	218	1,021
Amortization of DAC and VOBA	253	48	—	—	301
Interest expense on debt	—	—	—	76	76
Other operating costs	685	105	81	28	899
Total adjusted expenses	1,823	508	1,254	322	3,907
Adjusted earnings (loss) before provision for income tax	795	6	(469)	29	361
Provision for income tax expense (benefit)	150	—	(98)	8	60
Adjusted earnings (loss) after provision for income tax	645	6	(371)	21	301
Less: Net income (loss) attributable to noncontrolling interests	—	—	—	2	2
Less: Preferred stock dividends	—	—	—	51	51
Adjusted earnings (loss)	$645	$6	$(371)	$(32)	$248

Financial Supplement	7
Annuities — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Six Months Ended
Adjusted revenues	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	June 30, 2025	June 30, 2024
Premiums	$60	$65	$81	$62	$63	$125	$146
Universal life and investment-type product policy fees	385	396	380	396	419	781	835
Net investment income	757	753	752	729	702	1,510	1,378
Other revenues	129	130	137	127	130	259	259
Total adjusted revenues	$1,331	$1,344	$1,350	$1,314	$1,314	$2,675	$2,618

Adjusted expenses
Policyholder benefits and claims	$98	$110	$137	$88	$109	$208	$254
Interest credited to policyholder account balances	354	358	379	341	328	712	631
Amortization of DAC and VOBA	127	126	125	127	126	253	253
Interest expense on debt	—	—	—	—	—	—	—
Other operating costs	342	363	359	355	341	705	685
Total adjusted expenses	921	957	1,000	911	904	1,878	1,823
Adjusted earnings before provision for income tax	410	387	350	403	410	797	795
Provision for income tax expense (benefit)	78	73	71	76	78	151	150
Adjusted earnings	$332	$314	$279	$327	$332	$646	$645

Financial Supplement	8
Annuities — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
VARIABLE AND SHIELD LEVEL ANNUITIES ACCOUNT VALUE (1)	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
Account value, beginning of period	$120,963	$125,121	$128,234	$124,488	$125,072
Premiums and deposits (2)	2,188	2,201	2,146	2,098	2,254
Withdrawals, surrenders and contract benefits	(4,190)	(4,156)	(4,273)	(4,078)	(3,870)
Net flows (3)	(2,002)	(1,955)	(2,127)	(1,980)	(1,616)
Investment performance (4)	8,758	(1,715)	(453)	6,318	1,598
Policy charges and other	(539)	(488)	(533)	(592)	(566)
Account value, end of period	$127,180	$120,963	$125,121	$128,234	$124,488

FIXED ANNUITIES ACCOUNT VALUE (5)
Account value, beginning of period	$19,355	$19,577	$19,840	$19,600	$19,655
Premiums and deposits (2)	504	131	162	482	210
Withdrawals, surrenders and contract benefits	(688)	(562)	(646)	(425)	(447)
Net flows (3)	(184)	(431)	(484)	57	(237)
Interest credited	169	168	171	152	168
Other	(1)	41	50	31	14
Account value, end of period	$19,339	$19,355	$19,577	$19,840	$19,600

INSTITUTIONAL GROUP ANNUITIES ACCOUNT VALUE (1)
Institutional group annuities account value, end of period	$566	$401	$370	$363	$343

INCOME ANNUITIES (1)
Income annuity insurance liabilities, end of period	$4,645	$4,583	$4,518	$4,654	$4,436

(1) Includes general account and separate account.
(2) Includes premiums and deposits directed to the general account investment option of variable products.
(3) Deposits and withdrawals include policy exchanges.
(4) Includes the interest credited on the general account option of variable products.
(5) Includes fixed index annuities.

Financial Supplement	9
Annuities — Select Operating Metrics (Cont.) (Unaudited, in millions)

	For the Three Months Ended					For the Six Months Ended
VARIABLE AND SHIELD LEVEL ANNUITY SALES	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	June 30, 2025	June 30, 2024
Shield Level Annuities (1)	$1,925	$1,957	$1,893	$1,894	$2,023	$3,882	$3,884
GMWB	109	103	98	79	91	212	178
GMDB only	67	58	72	54	62	125	126
GMIB	4	4	6	4	7	8	12
Total variable and Shield Level annuity sales	$2,105	$2,122	$2,069	$2,031	$2,183	$4,227	$4,200

FIXED AND INCOME ANNUITY SALES
Fixed index annuities (2)	$89	$26	$62	$141	$160	$115	$351
Fixed deferred annuities	412	103	97	339	48	515	685
Single premium immediate annuities	2	5	6	10	10	7	22
Other fixed and income annuities	2	3	5	7	7	5	23
Total fixed and income annuity sales	$505	$137	$170	$497	$225	$642	$1,081

(1) Shield Level Annuities refers to our suite of structured annuities consisting of products marketed under various names.
(2) Represents 100% of gross sales on directly written business and the proportion of assumed gross sales under reinsurance agreements.

Financial Supplement	10
Life — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Six Months Ended
Adjusted revenues	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	June 30, 2025	June 30, 2024
Premiums	$104	$121	$126	$117	$118	$225	$237
Universal life and investment-type product policy fees	78	59	62	70	55	137	42
Net investment income	97	107	126	112	121	204	228
Other revenues	4	4	4	4	3	8	7
Total adjusted revenues	$283	$291	$318	$303	$297	$574	$514

Adjusted expenses
Policyholder benefits and claims	$213	$187	$158	$247	$155	$400	$305
Interest credited to policyholder account balances	28	27	29	26	25	55	50
Amortization of DAC and VOBA	22	22	23	23	24	44	48
Interest expense on debt	—	—	—	—	—	—	—
Other operating costs	53	45	44	39	41	98	105
Total adjusted expenses	316	281	254	335	245	597	508
Adjusted earnings (loss) before provision for income tax	(33)	10	64	(32)	52	(23)	6
Provision for income tax expense (benefit)	(7)	1	12	(7)	10	(6)	—
Adjusted earnings (loss)	$(26)	$9	$52	$(25)	$42	$(17)	$6

Financial Supplement	11
Life — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
LIFE ACCOUNT VALUE: GENERAL ACCOUNT	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
Universal and variable universal life account value, beginning of period	$2,597	$2,590	$2,579	$2,566	$2,561
Premiums and deposits (1)	62	69	67	60	60
Withdrawals, surrenders and contract benefits	(41)	(46)	(31)	(30)	(39)
Net flows	21	23	36	30	21
Net transfers from (to) separate account	8	10	9	9	12
Interest credited	26	27	28	23	21
Policy charges and other	(47)	(53)	(62)	(49)	(49)
Universal and variable universal life account value, end of period	$2,605	$2,597	$2,590	$2,579	$2,566

LIFE ACCOUNT VALUE: SEPARATE ACCOUNT
Variable universal life account value, beginning of period	$6,125	$6,419	$6,511	$6,231	$6,259
Premiums and deposits	36	38	37	37	38
Withdrawals, surrenders and contract benefits	(71)	(92)	(73)	(69)	(65)
Net flows	(35)	(54)	(36)	(32)	(27)
Investment performance	605	(180)	10	376	66
Net transfers from (to) general account	(8)	(10)	(9)	(8)	(13)
Policy charges and other	(55)	(50)	(57)	(56)	(54)
Variable universal life account value, end of period	$6,632	$6,125	$6,419	$6,511	$6,231

(1) Includes premiums and deposits directed to the general account investment option of variable products.

Financial Supplement	12
Life — Select Operating Metrics (Cont.) (Unaudited, in millions)

	For the Three Months Ended					For the Six Months Ended
LIFE SALES	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	June 30, 2025	June 30, 2024
Total life sales	$33	$36	$33	$30	$28	$69	$57

	As of
LIFE INSURANCE IN-FORCE	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
Whole Life
Life Insurance in-force, before reinsurance	$16,441	$16,666	$16,904	$16,995	$17,192
Life Insurance in-force, net of reinsurance	$2,818	$2,855	$2,932	$2,903	$2,915

Term Life
Life Insurance in-force, before reinsurance	$325,210	$331,301	$337,199	$342,341	$346,510
Life Insurance in-force, net of reinsurance	$267,845	$272,711	$277,203	$280,706	$283,452

Universal and Variable Universal Life
Life Insurance in-force, before reinsurance	$41,726	$41,735	$42,399	$43,179	$43,322
Life Insurance in-force, net of reinsurance	$32,026	$31,926	$32,459	$33,084	$33,029

Financial Supplement	13
Run-off — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Six Months Ended
Adjusted revenues	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	June 30, 2025	June 30, 2024
Premiums	$2	$—	$—	$1	$—	$2	$—
Universal life and investment-type product policy fees	90	88	98	94	106	178	139
Net investment income	283	272	328	275	315	555	631
Other revenues	7	7	7	7	8	14	15
Total adjusted revenues	$382	$367	$433	$377	$429	$749	$785

Adjusted expenses
Policyholder benefits and claims	$400	$352	$367	$(313)	$378	$752	$1,051
Interest credited to policyholder account balances	58	60	61	60	53	118	122
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other operating costs	29	36	39	46	35	65	81
Total adjusted expenses	487	448	467	(207)	466	935	1,254
Adjusted earnings (loss) before provision for income tax	(105)	(81)	(34)	584	(37)	(186)	(469)
Provision for income tax expense (benefit)	(22)	(17)	(7)	121	(7)	(39)	(98)
Adjusted earnings (loss)	$(83)	$(64)	$(27)	$463	$(30)	$(147)	$(371)

Financial Supplement	14
Run-off — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
UNIVERSAL LIFE WITH SECONDARY GUARANTEES ACCOUNT VALUE	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
Account value, beginning of period	$4,710	$4,779	$4,848	$4,914	$4,984
Premiums and deposits (1)	156	157	158	158	166
Withdrawals, surrenders and contract benefits	(42)	(20)	(25)	(19)	(27)
Net flows	114	137	133	139	139
Interest credited	39	40	42	41	41
Policy charges and other	(244)	(246)	(244)	(246)	(250)
Account value, end of period	$4,619	$4,710	$4,779	$4,848	$4,914

	As of
LIFE INSURANCE IN-FORCE	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
Universal Life with Secondary Guarantees
Life Insurance in-force, before reinsurance	$67,445	$68,039	$68,528	$69,078	$69,387
Life Insurance in-force, net of reinsurance	$32,879	$33,212	$33,537	$33,879	$34,026

(1) Includes premiums and deposits directed to the general account investment option of variable products.

Financial Supplement	15
Corporate & Other — Statements of Adjusted Earnings and Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended					For the Six Months Ended
Adjusted revenues	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	June 30, 2025	June 30, 2024
Premiums	$—	$—	$—	$—	$—	$—	$—
Universal life and investment-type product policy fees	—	—	—	—	—	—	—
Net investment income	155	159	170	178	178	314	346
Other revenues	3	(5)	2	5	—	(2)	5
Total adjusted revenues	$158	$154	$172	$183	$178	$312	$351

Adjusted expenses
Policyholder benefits and claims	$—	$—	$—	$—	$—	$—	$—
Interest credited to policyholder account balances	103	106	114	118	109	209	218
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Interest expense on debt	38	38	38	38	38	76	76
Other operating costs	20	11	(1)	14	13	31	28
Total adjusted expenses	161	155	151	170	160	316	322
Adjusted earnings before provision for income tax	(3)	(1)	21	13	18	(4)	29
Provision for income tax expense (benefit)	(3)	(5)	(5)	(17)	(9)	(8)	8
Adjusted earnings (loss) after provision for income tax	—	4	26	30	27	4	21
Less: Net income (loss) attributable to noncontrolling interests	—	2	1	2	—	2	2
Less: Preferred stock dividends	25	26	25	26	25	51	51
Adjusted earnings (loss)	$(25)	$(24)	$—	$2	$2	$(49)	$(32)

INSTITUTIONAL SPREAD MARGIN BUSINESS ACCOUNT BALANCE
Institutional spread margin business account balance, end of period	$10,149	$10,092	$10,976	$11,033	$10,974

Other Information

Financial Supplement	17

Change in Market Risk Benefits and Net Derivative Gains (Losses) (Unaudited, in millions)

	For the Three Months Ended					For the Six Months Ended
CHANGE IN MARKET RISK BENEFITS	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	June 30, 2025	June 30, 2024
Market risk benefits mark-to-market	$1,020	$(999)	$1,323	$(791)	$228	$21	$1,571
Market risk benefits fees, net of claims	97	95	180	172	135	192	251
Ceded reinsurance	(16)	11	(16)	9	(7)	(5)	(26)
Total change in market risk benefits	$1,101	$(893)	$1,487	$(610)	$356	$208	$1,796

	For the Three Months Ended					For the Six Months Ended
NET DERIVATIVE GAINS (LOSSES)	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	June 30, 2025	June 30, 2024
Net derivative gains (losses):
Variable annuity hedges	$1,073	$(877)	$(379)	$835	$137	$196	$204
Shield embedded derivatives	(2,103)	1,171	(286)	(976)	(697)	(932)	(2,514)
ULSG hedges	(154)	22	(361)	113	(97)	(132)	(309)
Other hedges and embedded derivatives	(54)	(5)	31	(71)	(14)	(59)	14
Subtotal	(1,238)	311	(995)	(99)	(671)	(927)	(2,605)
Investment hedge adjustments	1	—	3	6	9	1	22
Total net derivative gains (losses)	$(1,237)	$311	$(992)	$(93)	$(662)	$(926)	$(2,583)

Financial Supplement	18

Notable Items (Unaudited, in millions)

	For the Three Months Ended					For the Six Months Ended
NOTABLE ITEMS IMPACTING ADJUSTED EARNINGS	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	June 30, 2025	June 30, 2024
Actuarial items and other insurance adjustments	$—	$10	$48	$(524)	$—	$10	$366
Total notable items (1)	$—	$10	$48	$(524)	$—	$10	$366

NOTABLE ITEMS BY SEGMENT
Annuities	$—	$10	$48	$(20)	$—	$10	$—
Life	—	—	—	66	—	—	73
Run-off	—	—	—	(570)	—	—	293
Corporate & Other	—	—	—	—	—	—	—
Total notable items (1)	$—	$10	$48	$(524)	$—	$10	$366

(1) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.

Financial Supplement	19

Variable Annuity Separate Account Returns and Allocations (Unaudited)

	For the Three Months Ended
VARIABLE ANNUITY SEPARATE ACCOUNT RETURNS	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
Total Quarterly VA separate account gross returns	7.59%	(0.54)%	(1.23)%	6.14%	0.91%

TOTAL VARIABLE ANNUITY SEPARATE ACCOUNT ALLOCATIONS
Percent allocated to equity funds	32.54%	31.28%	32.36%	31.69%	31.60%
Percent allocated to bond funds/other funds	9.04%	9.58%	9.21%	9.02%	9.02%
Percent allocated to target volatility funds	17.81%	18.41%	18.03%	18.60%	18.59%
Percent allocated to balanced funds	40.61%	40.73%	40.40%	40.69%	40.79%

Financial Supplement	20

Summary of Investments (Unaudited, dollars in millions)

	June 30, 2025		December 31, 2024
	Amount	% of Total	Amount	% of Total
Fixed maturity securities:
U.S. corporate securities	$37,573	29.75%	$37,123	30.32%
Foreign corporate securities	11,769	9.32%	11,830	9.66%
Residential mortgage-backed securities	7,835	6.20%	7,287	5.95%
U.S. government and agency securities	6,636	5.25%	6,747	5.51%
Commercial mortgage-backed securities	6,374	5.05%	6,356	5.19%
Asset-backed securities	6,186	4.90%	6,312	5.16%
State and political subdivision securities	3,521	2.79%	3,441	2.81%
Foreign government securities	941	0.75%	959	0.79%
Total fixed maturity securities	80,835	64.01%	80,055	65.39%
Trading securities	520	0.41%	—	0.00%
Equity securities	74	0.06%	77	0.06%
Mortgage loans:
Commercial mortgage loans	12,916	10.23%	13,330	10.89%
Residential mortgage loans	5,777	4.58%	5,543	4.53%
Agricultural mortgage loans	4,509	3.57%	4,591	3.75%
Allowance for credit losses	(209)	(0.17)%	(178)	(0.15)%
Total mortgage loans, net	22,993	18.21%	23,286	19.02%
Policy loans	1,425	1.13%	2,024	1.65%
Limited partnerships and limited liability companies	4,798	3.80%	4,827	3.94%
Cash, cash equivalents and short-term investments	6,710	5.31%	6,913	5.65%
Other invested assets:
Derivatives:
Interest rate	266	0.21%	287	0.23%
Equity market	7,183	5.69%	3,265	2.67%
Foreign currency exchange rate	326	0.26%	564	0.46%
Credit	28	0.02%	19	0.02%
Total derivatives	7,803	6.18%	4,135	3.38%
ICOLI	795	0.63%	772	0.63%
FHLB common stock	217	0.17%	222	0.18%
Other	117	0.09%	121	0.10%
Total other invested assets	8,932	7.07%	5,250	4.29%
Total investments and cash and cash equivalents	$126,287	100.00%	$122,432	100.00%

	For the Three Months Ended
	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
Adjusted net investment income yield (1)	4.28%	4.25%	4.51%	4.26%	4.39%

(1) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.

Financial Supplement	21

Statutory Statement of Operations Information (Unaudited, in millions except Normalized Statutory Earnings (Loss))

	For the Three Months Ended					For the Six Months Ended
COMBINED REVENUES AND EXPENSES (1)	PRELIMINARY June 30, 2025 (2)	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	PRELIMINARY June 30, 2025 (2)	June 30, 2024
Total revenues (Line 9)	$1,500	$4,809	$3,175	$2,753	$3,656	$6,309	$5,885
Total benefits and expenses before dividends to policyholders (Line 28)	$2,400	$3,584	$3,219	$3,249	$4,027	$5,984	$6,702

COMBINED NET INCOME (LOSS) (1)
Gain (loss) from operations net of taxes and dividends to policyholders (Line 33)	$(900)	$1,225	$(40)	$(502)	$(373)	$325	$(814)
Net realized capital gains (losses), net of taxes and certain transfers to interest maintenance reserve (Line 34)	(700)	(784)	455	224	(588)	(1,484)	(165)
Net income (loss) (Line 35)	$(1,600)	$441	$415	$(278)	$(961)	$(1,159)	$(979)

						For the Six Months Ended
NORMALIZED STATUTORY EARNINGS (LOSS) (3), (4)						PRELIMINARY June 30, 2025 (2)	June 30, 2024
						(In billions)
Statutory net gain (loss) from operations, pre-tax						$0.2	$(0.8)
Add: net realized capital gains (losses)						(1.4)	(0.2)
Add: change in total asset requirement at CTE98, net of the change in VA reserves						(0.4)	(0.1)
Add: unrealized gains (losses) on VA & Shield hedges, net of reinsurance, and other equity risk management strategies						1.4	0.1
Add: impact of actuarial items and other insurance adjustments						0.1	0.2
Normalized statutory earnings (loss)						$(0.1)	$(0.8)

(1) Combined statutory results are for Brighthouse Life Insurance Company, Brighthouse Life Insurance Company of NY and New England Life Insurance Company.
(2) Reflects preliminary statutory results for the three months ended June 30, 2025.
(3) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.
(4) Normalized statutory earnings (loss), presented in billions, is for Brighthouse Life Insurance Company and New England Life Insurance Company.

Financial Supplement	22

Statutory Balance Sheet and Surplus Information (Unaudited, in millions)

	As of
COMBINED ASSETS, LIABILITIES, AND CAPITAL AND SURPLUS (1)	PRELIMINARY June 30, 2025 (2)	March 31, 2025	December 31, 2024 (3)	September 30, 2024	June 30, 2024
Total assets (Line 28)	$202,900	$193,978	$198,370	$202,586	$198,413
Total liabilities (Line 28)	$198,900	$189,859	$194,491	$198,398	$194,539
Total capital and surplus (Line 38)	$4,000	$4,119	$3,879	$4,188	$3,874

COMBINED TAC AND RBC RATIO (1), (4)
Combined total adjusted capital	$5,600	$5,549	$5,373	$5,699	$5,397
Combined risk-based capital ratio (5)	405%-425%	420%-440%	402%	400%-420%	380%-400%

DIVIDENDS PAID TO HOLDING COMPANY (1), (4)
Total dividends paid	$—	$—	$—	$—	$—

(1) Combined statutory results are for Brighthouse Life Insurance Company and New England Life Insurance Company.
(2) Reflects preliminary statutory results as of June 30, 2025.
(3) Includes a $100 million capital contribution to Brighthouse Life Insurance Company made subsequent to December 31, 2024.
(4) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.
(5) The RBC ratio is reported as a preliminary range for all periods, except those ended December 31.

Appendix

Financial Supplement	A-1

Note Regarding Forward-Looking Statements

This financial supplement and other oral or written statements that we make from time to time may contain information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve substantial risks and uncertainties. We have tried, wherever possible, to identify such statements using words such as “anticipate,” “estimate,” “expect,” “project,” “may,” “will,” “could,” “intend,” “goal,” “target,” “guidance,” “forecast,” “preliminary,” “objective,” “continue,” “aim,” “plan,” “believe” and other words and terms of similar meaning, or that are tied to future periods, in connection with a discussion of future operating or financial performance. In particular, these include, without limitation, statements relating to future actions, prospective services or products, financial projections, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, as well as trends in operating and financial results.

Any or all forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining the actual future results of Brighthouse Financial. These statements are based on current expectations and the current economic environment and involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance. Actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others: differences between actual experience and actuarial assumptions and the effectiveness of our actuarial models; higher risk management costs and exposure to increased market risk due to guarantees within certain of our products; the effectiveness of our risk management strategy and the impacts of such strategy on volatility in our profitability measures and the negative effects on our statutory capital; material differences between actual outcomes and the sensitivities calculated under certain scenarios that we may utilize in connection with our risk management strategies; the impact of interest rates on our future ULSG policyholder obligations and net income volatility; the potential material adverse effect of changes in accounting standards, practices or policies applicable to us, including changes in the accounting for long-duration contracts; loss of business and other negative impacts resulting from a downgrade or a potential downgrade in our financial strength or credit ratings; the availability of reinsurance and the ability of the counterparties to our reinsurance or indemnification arrangements to perform their obligations thereunder; heightened competition, including with respect to service, product features, product mix, scale, price, actual or perceived financial strength, claims-paying ratings, credit ratings, e-business capabilities and name recognition; our ability to market and distribute our products through distribution channels and maintain relationships with key distribution partners; any failure of third parties to provide services we need, any failure of the practices and procedures of such third parties and any inability to obtain information or assistance we need from third parties; the ability of our subsidiaries to pay dividends to us, and our ability to pay dividends to our shareholders and repurchase our common stock; the risks associated with climate change; the adverse impact of public health crises, extreme mortality events or similar occurrences on our business and the economy in general; the impact of adverse capital and credit market conditions, including with respect to our ability to meet liquidity needs and access capital; the impact of economic conditions in the capital markets and the U.S. and global economy, as well as geopolitical events, tariffs imposed or threatened by the U.S. or foreign governments, military actions or catastrophic events, on our profitability measures as well as our investment portfolio, including on realized and unrealized losses and impairments, net investment spread and net investment income; the financial risks that our investment portfolio is subject to, including credit risk, interest rate risk, inflation risk, market valuation risk, liquidity risk, real estate risk, derivatives risk, and other factors outside our control; the impact of changes in regulation and in supervisory and enforcement policies or interpretations thereof on our insurance business or other operations; the potential material negative tax impact of potential future tax legislation that could make some of our products less attractive to consumers or increase our tax liability; the effectiveness of our policies, procedures and processes in managing risk; the loss or disclosure of confidential information, damage to our reputation and impairment of our ability to conduct business effectively as a result of any failure in cyber- or other information security systems; whether all or any portion of the tax consequences of our separation from MetLife, Inc. are not as expected, leading to material additional taxes or material adverse consequences to tax attributes that impact us; and other factors described from time to time in documents that we file with the U.S. Securities and Exchange Commission (the “SEC”).

For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements included and the risks, uncertainties and other factors identified in our Annual Report on Form 10-K for the year ended December 31, 2024, particularly in the sections entitled “Risk Factors” and “Quantitative and Qualitative Disclosures About Market Risk,” as well as in our other subsequent filings with the SEC. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law.

Financial Supplement	A-2

Non-GAAP and Other Financial Disclosures

Our definitions of non-GAAP and other financial measures may differ from those used by other companies.

Non-GAAP Financial Disclosures

We present certain measures of our performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures enhance the understanding of our performance by the investor community by highlighting the results of operations and the underlying profitability drivers of our business.

The following non-GAAP financial measures should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Most directly comparable GAAP financial measures:
(i)	adjusted earnings	(i)	net income (loss) available to shareholders (1)
(ii)	adjusted earnings, less notable items	(ii)	net income (loss) available to shareholders (1)
(iii)	adjusted revenues	(iii)	revenues
(iv)	adjusted expenses	(iv)	expenses
(v)	adjusted earnings per common share	(v)	earnings per common share, diluted (1)
(vi)	adjusted earnings per common share, less notable items	(vi)	earnings per common share, diluted (1)
(vii)	adjusted return on common equity	(vii)	return on common equity (2)
(viii)	adjusted return on common equity, less notable items	(viii)	return on common equity (2)
(ix)	adjusted net investment income	(ix)	net investment income
(x)	adjusted net investment income yield	(x)	net investment income yield
__________________
(1) Brighthouse uses net income (loss) available to shareholders to refer to net income (loss) available to Brighthouse Financial, Inc.’s common shareholders, and earnings per common share, diluted to refer to net income (loss) available to shareholders per common share.

(2) Brighthouse uses return on common equity to refer to return on Brighthouse Financial, Inc.’s common stockholders' equity.

Reconciliations to the most directly comparable historical GAAP measures are included for those measures which are presented herein. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are not accessible on a forward-looking basis because we believe it is not possible without unreasonable efforts to provide other than a range of net investment gains and losses and net derivative gains and losses, which can fluctuate significantly within or outside the range and from period to period and may have a material impact on net income (loss) available to shareholders.

Adjusted Earnings, Adjusted Revenues and Adjusted Expenses

Adjusted earnings is a financial measure used by management to evaluate performance and facilitate comparisons to industry results. This financial measure, which may be positive or negative, focuses on our primary businesses by excluding the impact of market volatility, which could distort trends. Adjusted earnings was updated during the first quarter of 2025 in connection with the establishment of a trading portfolio comprised of certain fixed income securities. The Company did not have trading securities prior to the first quarter of 2025.

Adjusted earnings reflect adjusted revenues less (i) adjusted expenses, (ii) provision for income tax expense (benefit), (iii) net income (loss) attributable to noncontrolling interests and (iv) preferred stock dividends. Provided below are the adjustments to GAAP revenues and GAAP expenses used to calculate adjusted revenues and adjusted expenses, respectively.

Financial Supplement	A-3

Non-GAAP and Other Financial Disclosures (Cont.)

The following items are excluded from total revenues in calculating the adjusted revenues component of adjusted earnings:

•Net investment gains (losses);

•Investment gains (losses) on trading securities measured at estimated fair value through net investment income; and

•Net derivative gains (losses), excluding earned income and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment (“Investment Hedge Adjustments”).

The following items are excluded from total expenses in calculating the adjusted expenses component of adjusted earnings:

•Change in market risk benefits; and

•Change in fair value of the crediting rate on experience-rated contracts and market value adjustments on institutional group annuities that are economically offset by gains (losses) on the related trading securities (“Market Value Adjustments”).

The provision for income tax related to adjusted earnings is calculated using the statutory tax rate of 21%, net of impacts related to the dividends received deduction, tax credits and current period non-recurring items.

Consistent with GAAP guidance for segment reporting, adjusted earnings is also our GAAP measure of segment performance.

Adjusted Earnings per Common Share and Adjusted Return on Common Equity

Adjusted earnings per common share and adjusted return on common equity are measures used by management to evaluate the execution of our business strategy and align such strategy with our shareholders’ interests.

Adjusted earnings per common share is defined as adjusted earnings for the period divided by the weighted average number of fully diluted shares of common stock outstanding for the period. The weighted average common shares outstanding used to calculate adjusted earnings per share will differ from such shares used to calculate diluted net income (loss) available to shareholders per common share when the inclusion of dilutive shares has an anti-dilutive effect for one calculation but not for the other.

Adjusted return on common equity is defined as total annual adjusted earnings on a four quarter trailing basis, divided by the simple average of the most recent five quarters of total Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI.

Adjusted Net Investment Income

Adjusted net investment income is used by management to measure our performance, and we believe it enhances the understanding of our investment portfolio results. Adjusted net investment income represents GAAP net investment income plus Investment Hedge Adjustments less investment gains (losses) on trading securities.

Financial Supplement	A-4

Non-GAAP and Other Financial Disclosures (Cont.)

Adjusted Net Investment Income Yield

Similar to adjusted net investment income, adjusted net investment income yield is used by management as a performance measure that we believe enhances the understanding of our investment portfolio results. Adjusted net investment income yield represents adjusted net investment income as a percentage of average quarterly asset carrying values. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties. Investment fee and expense yields are calculated as a percentage of average quarterly asset estimated fair values. Asset estimated fair values exclude collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties.

Other Financial Disclosures

Corporate Expenses

Corporate expenses includes functional department expenses, public company expenses, certain investment expenses, retirement funding and incentive compensation.

Notable Items

Certain of the non-GAAP measures described above may be presented further adjusted to exclude notable items. Notable items reflect the unfavorable (favorable) after-tax impact on our results of certain unanticipated items and events, as well as certain items and events that were anticipated. The presentation of notable items and non-GAAP measures, less notable items is intended to help investors better understand our results and to evaluate and forecast those results.

Book Value per Common Share and Book Value per Common Share, excluding AOCI

Brighthouse uses the term “book value” to refer to “Brighthouse Financial, Inc.’s common stockholders’ equity, including AOCI.” Book value per common share is defined as ending Brighthouse Financial, Inc.’s common stockholders’ equity, including AOCI, divided by ending common shares outstanding. Book value per common share, excluding AOCI, is defined as ending Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI, divided by ending common shares outstanding.

CTE70

CTE70 is defined as the amount of assets required to satisfy contract holder obligations across market environments in the average of the worst thirty percent of a set of capital market scenarios over the life of the contracts.

CTE98

CTE98 is defined as the amount of assets required to satisfy contract holder obligations across market environments in the average of the worst two percent of a set of capital market scenarios over the life of the contracts.

Holding Company

Holding company means, collectively, Brighthouse Financial, Inc., Brighthouse Holdings, LLC, and Brighthouse Services, LLC.

Financial Supplement	A-5

Non-GAAP and Other Financial Disclosures (Cont.)

Other Financial Disclosures (cont.)

Holding Company Liquid Assets

Holding company liquid assets include liquid assets in Brighthouse Financial, Inc., Brighthouse Holdings, LLC, and Brighthouse Services, LLC. Liquid assets are comprised of cash and cash equivalents, short-term investments and publicly-traded securities, excluding assets that are pledged or otherwise committed. Assets pledged or otherwise committed include assets held in trust.

Total Adjusted Capital

Total adjusted capital primarily consists of statutory capital and surplus, as well as the statutory asset valuation reserve. When referred to as “combined,” represents that of our insurance subsidiaries as a whole.

Sales

Life insurance sales consist of 100 percent of annualized new premium for term life, first-year paid premium for whole life, universal life, and variable universal life, and total paid premium for indexed universal life. We exclude company-sponsored internal exchanges, corporate-owned life insurance, bank-owned life insurance, and private placement variable universal life.

Annuity sales consist of 100 percent of direct statutory premiums, except for fixed index annuity sales, which represents 100 percent of gross sales on directly written business and the proportion of assumed gross sales under reinsurance agreements. Annuity sales exclude certain internal exchanges. These sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

Normalized Statutory Earnings (Loss)

Normalized statutory earnings (loss) is used by management to measure our insurance companies’ ability to pay future distributions and incorporates the effectiveness of our hedging program as well as other factors related to our business. Normalized statutory earnings (loss) is calculated as statutory pre-tax net gain (loss) from operations adjusted for the favorable or unfavorable impacts of (i) net realized capital gains (losses) before capital gains tax (excluding gains (losses) and taxes transferred to the interest maintenance reserve), (ii) the change in total asset requirement at CTE98, net of the change in our variable annuity reserves, which are calculated at CTE70, and (iii) pre-tax unrealized gains (losses) associated with our variable annuities and Shield hedges, net of reinsurance, and other equity risk management strategies. Normalized statutory earnings (loss) may be further adjusted for certain unanticipated items that impact our results in order to help management and investors better understand, evaluate and forecast those results.

Risk-Based Capital Ratio

The risk-based capital ratio is a method of measuring an insurance company’s capital, taking into consideration its relative size and risk profile, in order to ensure compliance with minimum regulatory capital requirements set by the National Association of Insurance Commissioners. When referred to as “combined,” represents that of our insurance subsidiaries as a whole. The reporting of our combined risk-based capital ratio is not intended for the purpose of ranking any insurance company or for use in connection with any marketing, advertising or promotional activities.

Financial Supplement	A-6

Acronyms

AOCI	Accumulated other comprehensive income (loss)
CTE	Conditional tail expectations
DAC	Deferred policy acquisition costs
FHLB	Federal Home Loan Bank
GAAP	Accounting principles generally accepted in the United States of America
GMDB	Guaranteed minimum death benefits
GMIB	Guaranteed minimum income benefits
GMWB	Guaranteed minimum withdrawal benefits
ICOLI	Insurance company-owned life insurance
NDGL	Net derivative gains (losses)
NIGL	Net investment gains (losses)
RBC	Risk-based capital
TAC	Total adjusted capital
ULSG	Universal life insurance with secondary guarantees
VA	Variable annuity
VOBA	Value of business acquired

Financial Supplement	A-7

Reconciliation of Net Income (Loss) Available to Shareholders to Adjusted Earnings (Loss) and Adjusted Earnings, Less Notable Items, and Reconciliation of Net Income (Loss) Available to Shareholders per Common Share to Adjusted Earnings (Loss) per Common Share and Adjusted Earnings, Less Notable Items per Common Share (Unaudited, in millions except per share data)

	For the Three Months Ended					For the Six Months Ended
ADJUSTED EARNINGS, LESS NOTABLE ITEMS (1)	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	June 30, 2025	June 30, 2024
Net income (loss) available to shareholders	$60	$(294)	$646	$150	$9	$(234)	$(510)
Less: Net investment gains (losses)	(39)	(83)	(73)	(60)	(120)	(122)	(162)
Less: Investment gains (losses) on trading securities	(6)	6	—	—	—	—	—
Less: Net derivative gains (losses), excluding investment hedge adjustments	(1,238)	311	(995)	(99)	(671)	(927)	(2,605)
Less: Change in market risk benefits	1,101	(893)	1,487	(610)	356	208	1,796
Less: Market value adjustments	6	(10)	14	(11)	6	(4)	10
Less: Provision for income tax (expense) benefit on reconciling adjustments	38	140	(91)	163	92	178	203
Adjusted earnings (loss)	198	235	304	767	346	433	248
Less: Notable items	—	(10)	(48)	524	—	(10)	(366)
Adjusted earnings, less notable items	$198	$245	$352	$243	$346	$443	$614

ADJUSTED EARNINGS, LESS NOTABLE ITEMS PER COMMON SHARE (1), (2)
Net income (loss) available to shareholders per common share	$1.02	$(5.04)	$10.79	$2.47	$0.12	$(4.06)	$(8.17)
Less: Net investment gains (losses)	(0.68)	(1.42)	(1.22)	(0.98)	(1.93)	(2.11)	(2.59)
Less: Investment gains (losses) on trading securities	(0.10)	0.10	—	—	—	—	—
Less: Net derivative gains (losses), excluding investment hedge adjustments	(21.44)	5.34	(16.63)	(1.62)	(10.78)	(16.03)	(41.68)
Less: Change in market risk benefits	19.07	(15.33)	24.86	(10.01)	5.72	3.60	28.74
Less: Market value adjustments	0.10	(0.17)	0.23	(0.18)	0.10	(0.07)	0.16
Less: Provision for income tax (expense) benefit on reconciling adjustments	0.66	2.40	(1.52)	2.67	1.48	3.08	3.25
Less: Impact of inclusion of dilutive shares	—	0.03	—	—	—	0.05	0.02
Adjusted earnings (loss) per common share	3.43	4.01	5.07	12.58	5.57	7.44	3.95
Less: Notable items	—	(0.17)	(0.80)	8.60	—	(0.17)	(5.83)
Adjusted earnings, less notable items per common share	$3.43	$4.17	$5.88	$3.99	$5.57	$7.61	$9.78

(1) See definitions for Non-GAAP and Other Financial Disclosures in this Appendix.
(2) Per share calculations are on a diluted basis and may not recalculate or foot due to rounding. For loss periods, dilutive shares were not included in the calculation as inclusion of such shares would have an anti-dilutive effect.

Financial Supplement	A-8

Reconciliation of Return on Common Equity to Adjusted Return on Common Equity, Excluding AOCI (Unaudited, dollars in millions)

	Four Quarters Cumulative Trailing Basis
ADJUSTED EARNINGS	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
Net income (loss) available to shareholders	$562	$511	$286	$(1,302)	$(999)
Less: Net investment gains (losses)	(255)	(336)	(295)	(255)	(248)
Less: Investment gains (losses) on trading securities	—	6	—	—	—
Less: Net derivative gains (losses), excluding investment hedge adjustments	(2,021)	(1,454)	(3,699)	(3,404)	(4,170)
Less: Change in market risk benefits	1,085	340	2,673	523	2,197
Less: Market value adjustments	(1)	(1)	13	(22)	4
Less: Provision for income tax (expense) benefit on reconciling adjustments	250	304	275	664	467
Adjusted earnings	$1,504	$1,652	$1,319	$1,192	$751
	Five Quarters Average Stockholders' Equity Basis
BRIGHTHOUSE FINANCIAL, INC.’S COMMON STOCKHOLDERS’ EQUITY, EXCLUDING AOCI	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
Brighthouse Financial, Inc.’s stockholders’ equity	$5,107	$4,812	$4,753	$4,575	$4,451
Less: Preferred stock, net	1,699	1,699	1,699	1,699	1,699
Brighthouse Financial, Inc.’s common stockholders’ equity	3,408	3,113	3,054	2,876	2,752
Less: AOCI	(4,750)	(4,981)	(5,097)	(5,464)	(5,815)
Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI	$8,158	$8,094	$8,151	$8,340	$8,567
	Five Quarters Average Common Stockholders' Equity Basis
ADJUSTED RETURN ON COMMON EQUITY, EXCLUDING AOCI	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
Return on common equity	16.5%	16.4%	9.4%	(45.3)%	(36.3)%
Return on AOCI	(11.8)%	(10.3)%	(5.6)%	23.8%	17.2%
Return on common equity, excluding AOCI	6.9%	6.3%	3.5%	(15.6)%	(11.7)%
Less: Return on net investment gains (losses)	(3.1)%	(4.2)%	(3.6)%	(3.1)%	(2.9)%
Less: Return on investment gains (losses) on trading securities	—%	0.1%	—%	—%	—%
Less: Return on net derivative gains (losses), excluding investment hedge adjustments	(24.8)%	(18.0)%	(45.4)%	(40.8)%	(48.7)%
Less: Return on change in market risk benefits	13.3%	4.2%	32.8%	6.3%	25.6%
Less: Return on market value adjustments	—%	—%	0.2%	(0.3)%	—%
Less: Return on provision for income tax (expense) benefit on reconciling adjustments	3.1%	3.8%	3.3%	8.0%	5.5%
Adjusted return on common equity, excluding AOCI	18.4%	20.4%	16.2%	14.3%	8.8%

Financial Supplement	A-9

Reconciliation of Total Revenues to Adjusted Revenues and Reconciliation of Total Expenses to Adjusted Expenses (Unaudited, in millions)

	For the Three Months Ended					For the Six Months Ended
	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	June 30, 2025	June 30, 2024
Total revenues	$871	$2,390	$1,205	$2,018	$1,427	$3,261	$1,501
Less: Net investment gains (losses)	(39)	(83)	(73)	(60)	(120)	(122)	(162)
Less: Investment gains (losses) on trading securities	(6)	6	—	—	—	—	—
Less: Net derivative gains (losses)	(1,237)	311	(992)	(93)	(662)	(926)	(2,583)
Less: Investment hedge adjustments	(1)	—	(3)	(6)	(9)	(1)	(22)
Total adjusted revenues	$2,154	$2,156	$2,273	$2,177	$2,218	$4,310	$4,268

Total expenses	$778	$2,744	$371	$1,830	$1,413	$3,522	$2,101
Less: Change in market risk benefits	(1,101)	893	(1,487)	610	(356)	(208)	(1,796)
Less: Market value adjustments	(6)	10	(14)	11	(6)	4	(10)
Total adjusted expenses	$1,885	$1,841	$1,872	$1,209	$1,775	$3,726	$3,907

Financial Supplement	A-10

Investment Reconciliation Details (Unaudited, dollars in millions)

	For the Three Months Ended					For the Six Months Ended
NET INVESTMENT GAINS (LOSSES)	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024	June 30, 2025	June 30, 2024
Investment portfolio gains (losses)	$(5)	$(31)	$(53)	$(17)	$(80)	$(36)	$(112)
Investment portfolio credit loss (provision) release and (writedowns)	(34)	(52)	(20)	(43)	(40)	(86)	(50)
Net investment gains (losses)	$(39)	$(83)	$(73)	$(60)	$(120)	$(122)	$(162)

	For the Three Months Ended
ADJUSTED NET INVESTMENT INCOME YIELD (1)	June 30, 2025	March 31, 2025	December 31, 2024	September 30, 2024	June 30, 2024
Investment income yield	4.41%	4.39%	4.64%	4.40%	4.52%
Investment fees and expenses	(0.13)%	(0.14)%	(0.13)%	(0.14)%	(0.13)%
Adjusted net investment income yield	4.28%	4.25%	4.51%	4.26%	4.39%

(1) See definitions for Non-GAAP and Other Financial Disclosures in this Appendix.